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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K/A

The original Form 8-K has been amended by this 8-K/A to replace a mistakenly filed Indenture, Trust Agreement and Servicing Agreement.

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 11, 2004


                       CITIGROUP MORTGAGE LOAN TRUST INC.

                       (as depositor under the Indenture,
           dated as of February 1, 2004, providing for the issuance of
            Manufactured Housing Contract Trust Notes, Series 2004-A)


                       Citigroup Mortgage Loan Trust Inc.
                       ----------------------------------

             (Exact name of registrant as specified in its charter)
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           Delaware                     333-107958              01-0791848
-------------------------------  ------------------------ ---------------------
(State or Other Jurisdiction of  (Commission File Number)    (I.R.S. Employer
        Incorporation)                                    Identification Number)


390 Greenwich Street
New York, New York                                                     10013
--------------------------------------------                         ----------
(Address of Principal Executive Offices)                             (Zip Code)


Registrant's telephone number, including area code:  (212) 816-6000
                                                     --------------

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                                       -2-


Item 2.  ACQUISITION OR DISPOSITION OF ASSETS

         For a description of the Notes and the Mortgage Pool, refer to the Indenture. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Indenture.

Item 7.           FINANCIAL STATEMENTS AND EXHIBITS

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits




                     Exhibit No.   Description
                     -----------   -----------
                     3.1           Amended and Restated Trust Agreement, dated
                                   as of February 1, 2004, among Citigroup
                                   Mortgage Loan Trust Inc. as Depositor,
                                   Wilmington Trust Company as Owner Trustee of
                                   Origen Manufactured Housing Contract Trust
                                   2004-A and JPMorgan Chase Bank as Certificate
                                   Registrar and Certificate Paying Agent.


                     Exhibit No.   Description
                     -----------   -----------
                     4.1           Indenture, dated as of February 1, 2004,
                                   between Origen Manufactured Housing Contract
                                   Trust 2004-A as Issuer and JPMorgan Chase
                                   Bank as Indenture Trustee relating to the
                                   Origen Manufactured Housing Contract Trust
                                   Notes, Series 2004-A.

                     Exhibit No.   Description
                     -----------   -----------
                     99.1          Servicing Agreement, dated as of February 1,
                                   2004, among Origen Servicing, Inc. as
                                   Servicer, Origen Manufactured Housing
                                   Contract Trust 2004-A as Issuer, Vanderbilt
                                   Mortgage and Finance, Inc. as Backup Servicer
                                   and JPMorgan Chase Bank as Indenture Trustee.




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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 26, 2004

                                           CITIGROUP MORTGAGE LOAN TRUST INC.


                                            By: /s/ Matthew R. Bollo
                                               --------------------------------
                                            Name:   Matthew R. Bollo
                                            Title:  Assistant Vice President







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                                INDEX TO EXHIBITS


                              Item 601(a) of                Sequentially
Exhibit                       Regulation S-K                Numbered
Number                        Exhibit No.                   Description                       Page
------                        -----------                   -----------                       ----



3.1                           Amended and Restated Trust Agreement,  dated as of February 1,
                              2004, among Citigroup Mortgage Loan Trust Inc. as Depositor,
                              Wilmington Trust Company as Owner Trustee of Origen
                              Manufactured Housing Contract Trust 2004-A and JPMorgan Chase
                              Bank as Certificate Registrar and Certificate Paying Agent.

4.1                           Indenture, dated as of February 1, 2004, between
                              Origen Manufactured Housing Contract Trust 2004-A as Issuer and JPMorgan Chase Bank as Indenture
                              Trustee relating to the Origen Manufactured
                              Housing Contract Trust Notes, Series 2004-A.

99.1                          Servicing Agreement, dated as of February 1, 2004, among Origen
                              Servicing, Inc. as Servicer, Origen Manufactured Housing Contract
                              Trust 2004-A as Issuer, Vanderbilt Mortgage and Finance, Inc. as
                              Backup Servicer and JPMorgan Chase Bank as Indenture Trustee.